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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                             Amendment No. 2 to the

                                 CURRENT REPORT
                                ON FORM 8-K THAT
                            WAS FILED AUGUST 16, 2001

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 2, 2001

                            ------------------------

                              MICROSEMI CORPORATION

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          Commission File Number 0-8866

            DELAWARE                                     95-2110371
   ----------------------------                  ----------------------------
   State or other jurisdiction                          I.R.S. Employer
      of incorporation                               Identification Number

2381 Morse Avenue, Irvine, California                       92614
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Registrant's telephone number, including area code         (949) 221-7100
                                                           ----------------

Former name or former address, if changed, since last report: Inapplicable

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Item 5.  Other Events

     The Registrant has examined whether the acquisition of the assets of Compensated Devices, Inc., a Massachusetts corporation ("CDI"), would require the filing of prescribed information and financial statements regarding this acquisition under Item 2 and Item 7 of Form 8-K. The Registrant has determined that the amount paid for CDI's assets did not exceed 10% of the Registrant's total assets, and the Registrant's equity in the net book value of the acquired assets also did not exceed 10% of the Registrant's total assets. Further, the Registrant has determined that separate financial statements of CDI are not required to be filed in accordance with Rule 3-05 of Regulation S-X using the conditions specified in Rule 1-02(w) of Regulation S-X. And, as such, pro forma financial information need not be presented in accordance with Rule 11-01(c) of Regulation S-X. Therefore, the subject acquisition does not trigger the reporting requirements under either Item 2 or Item 7 of Form 8-K. Consequently, the Current Report on Form 8-K, as previously amended, is hereby further amended to report the subject acquisition only under Item 5, Item 7 and Item 9 of Form 8-K. The Registrant disclaims any conclusion or inference that could be drawn from having reported the information previously under Item 2. The contents of
Item 2 from the Current Reports on Form 8-K previously filed on August 16, 2001 as amended August 31, 2001 are hereby incorporated by reference into this Item
5. For convenience, such information is set forth below.

         (a) On August 15, 2001, as originally reported in a Current Report on Form 8-K filed by the Registrant on August 16, 2001, the Registrant's wholly-owned subsidiary and Compensated Devices, Inc. consummated a purchase and sale of assets. Micro CDI Acquisition Corp., a wholly-owned subsidiary of the Registrant, plans to operate the acquired business or assets at the same four physical locations in Melrose, Massachusetts where the seller had operated them prior to August 15, 2001. Prior to August 15, 2001, affiliates of the shareholders of Compensated Devices, Inc. had leased to Compensated Devices, Inc. the four principal premises where it conducted business operations. Those leases were terminated as part of this transaction, and Micro CDI Acquisition Corp. has entered into new leases with those same affiliated entities. For these assets the Registrant's subsidiary has paid approximately $7.7 million in cash to the seller, approximately $3.9 million in the form of the Registrant's one-year promissory note, approximately $1.4 million was paid in the form of repayment of loans made by a bank, and the balance consisted of assumption of specified obligations in the amount, aggregately, of approximately $1.0 million. The parties arrived at the price and terms on the basis of negotiations which resulted in a letter of intent signed and announced by the Registrant in early June, 2001. The Registrant's funding of Micro CDI Acquisition Corp.'s acquisition consisted of contributing or loaning some cash on hand. Compensated Devices, Inc. and its shareholders previously had no material relationship with the Registrant, its directors or officers, or their respective associates.

         (b) The assets include semiconductor manufacturing and testing equipment. The Registrant will continue to put this equipment to use in manufacturing and testing semiconductors.

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Item 7.  Financial Statements and Exhibits

(c)      Exhibits:

         2.4. Asset Purchase Agreement dated as of August 15, 2001 among Compensated Devices, Inc., its shareholders, and Micro CDI Acquisition Corp. (1)

         2.5. Promissory Note dated as of August 15, 2001 issued by the Registrant payable to Compensated Devices, Inc. (1)

         99.2 News Release issued by Microsemi Corporation on August 28, 2001 announcing two previously - reported acquisitions and revising guidance.
         --------------------------
         (1) Incorporated by reference to the like-numbered exhibit to the Current Report on Form 8-K/A filed August 31, 2001.

Item 9. Regulation FD Disclosure

         Item 5 and all exhibits hereto are incorporated into this Item by this reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MICROSEMI CORPORATION
                                                               (Registrant)



Date: November 5, 2001                              By: /s/ David R. Sonksen
                                                    -------------------------
                                                    David R. Sonksen,
                                                    Executive Vice President,
                                                    Treasurer, Chief Financial
                                                    Officer and Secretary